UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 16, 2016

(Date of earliest event reported)

Invitae Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36847	27-1701898
(State or other jurisdiction of	(Commission File Number)	(I.R.S. employer
incorporation or organization)		identification number)

458 Brannan Street, San Francisco, California 94107
(Address of Principal Executive Offices) (zip code)

(415) 374-7782

(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 16, 2016, Invitae Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with the several Underwriters named in the Underwriting Agreement (the “Underwriters”) for whom J.P. Morgan Securities, LLC is acting as representative, relating to the public offering of 7,333,333 shares of the Company’s common stock, $0.0001 par value per share (“Common Stock”), at an offering price to the public is $6.00 per share. Under the terms of the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 1,099,999 shares of Common Stock. The offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-211368), previously filed with the Securities and Exchange Commission, including the related prospectus, dated June 20, 2016, as supplemented by the prospectus supplement dated November 16, 2016. The Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.  The foregoing description of the material terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the Underwriting Agreement.

On November 17, 2016, the Company issued a press release announcing the pricing of the offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

1.1                               Underwriting Agreement dated as of November 16, 2016 among the Company and J.P. Morgan Securities, LLC, as representative of the several underwriters.

5.1                               Opinion of Pillsbury Winthrop Shaw Pittman LLP.

23.1                        Consent of Pillsbury Winthrop Shaw Pittman LLP (included in Exhibit 5.1).

99.1                        Press Release dated November 17, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVITAE CORPORATION

Date: November 17, 2016	By:	/s/ Lee Bendekgey
	Name:	Lee Bendekgey
	Title:	Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Exhibit Description
1.1	Underwriting Agreement dated as of November 16, 2016 among the Company and J.P. Morgan Securities, LLC, as representative of the several underwriters.
5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP.
23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP (included in Exhibit 5.1).
99.1	Press Release dated November 17, 2016.